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                                                                   EXHIBIT 10.67


              FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE

                 OF PROPERTY FOR THE STONE & WEBSTER BUILDING
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                       FIRST AMENDMENT TO AGREEMENT FOR
                       --------------------------------
                       THE PURCHASE AND SALE OF PROPERTY
                       ---------------------------------

          FIRST AMENDMENT TO AGREEMENT FOR THE PURCHASE AND SALE OF PROPERTY (this "First Amendment") dated as of December 18, 2000, is between CARDINAL PARAGON, INC., a Texas corporation, having an address at 10000 North Central Expressway, Dallas, Texas 75231 ("Seller"), and WELLS OPERATING PARTNERSHIP,
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L.P., a Delaware limited partnership, having an address c/o Wells Capital, Inc.,
6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092 ("Purchaser").
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                                   RECITALS

     A.   Under Agreement for the Purchase and Sale of Property ("Contract")
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dated as of November 28, 2000, Seller agreed to sell its interests with respect to, and Purchaser agreed to purchase, the parcel of real property, the improvements thereon and related personal property located at and known as 1430 Enclave Parkway, Houston, Texas (the "Project"), as more fully described in the Contract; and

     B. Seller and Purchaser mutually desire to amend the Contract as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     1. For and in consideration of the disbursement by Seller to Purchaser at the Closing of Seventy Thousand, Five Hundred Dollars ($70,500.00) of the sales proceeds, Purchaser hereby agrees to accept the Improvements with such matters as are disclosed in the letter from Carpenter & Associates to Cardinal Capital Partners, Inc. dated December 4, 2000, and hereby releases Seller from any obligation to remedy or repair any such matters.

     2. Exhibit B-2 to the Contract is hereby deleted and the Exhibit B-2 attached hereto is hereby substituted in lieu thereof. The obligations of Purchaser under the Contract are subject to receipt by Purchaser of one original of the documents set forth in Exhibits B-2 and B-3.

     3. Exhibit C to the Contract is hereby deleted and the Exhibit C attached hereto is hereby substituted in lieu thereof.

     4. Exhibit E to the Contract is hereby deleted and the Exhibit E attached hereto is hereby substituted in lieu thereof.

     5. Exhibit F to the Contract is hereby deleted and the Exhibit F attached hereto is hereby substituted in lieu thereof.
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     6.   The form of Sysco estoppel attached hereto as Exhibit G is hereby approved by Purchaser.

     7. The form of Bill of Sale attached hereto as Exhibit H is hereby approved by Purchaser.

     8.   The form of Assignment and Assumption of Leases attached hereto as
          Exhibit I is hereby approved by Purchaser.

     9. The form of Assignment of any assignable Service Contracts attached hereto as Exhibit J is hereby approved by Purchaser.

     10. Delivery to Purchaser of an original of the Notice letter attached hereto as Exhibit K shall satisfy the obligations of Seller pursuant to Subsection 11(j) of the Contract.

     11. Delivery to Alamo Title Company of an original of the indemnity agreement attached hereto as Exhibit L shall satisfy Seller's obligations pursuant to Subsection 11(n) of the Contract.

     12. The Feasability Period expires December 18, 2000, at 12:00 P.M. Eastern Time, FOR WHICH TIME IS OF THE ESSENCE; Purchaser may
                        --------------------------------
          terminate the Contract by sending, prior to the expiration of the Feasability Period, written notice thereof by facsimile transmission to Mr. Gil J. Besing at 214- 696-9845 and to Steven B. Shore, Esq. at 212-751-3738 provided that receipt of any such notice is confirmed by speaking with, or leaving a voice-mail message for, Steven B. Shore at 212-891-9126 prior to the expiration of the Feasability Period.

     13. The Closing Date shall occur no later than twenty-one (21) days subsequent to the expiration of the Feasability Period, FOR WHICH TIME
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          IS OF THE ESSENCE.
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     14.  The obligations of Purchaser under the Contract are subject to the receipt by Purchaser of one original of the document set forth in Exhibit M attached hereto and made a part hereof.

     15. The obligations of Purchaser under the Contract are subject to the receipt by Purchaser of one original of the document set forth in Exhibit N attached hereto and made a part hereof.

     16. The obligations of Purchaser under the Contract are subject to the receipt by Purchaser of one original of the document set forth in Exhibit O attached hereto and made a part hereof.

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     17.  Purchaser hereby confirms the documents specified in the Contract and in this First Amendment are the documents reasonably required in order to close the transaction contemplated herein and therein.

     18. The form of Special Warranty Deed attached hereto as Exhibit P is hereby approved by Purchaser.

     19. Operating expenses, maintenance costs, utilities, and charges associated with the ownership and operation of the Property shall be apportioned between the parties and pro-rated as of the Closing Date. To the extent the apportionments to be made under this paragraph may not reasonably be determined on the Closing Date, the parties agree to effect such apportionments as soon as practicable thereafter, with final reconciliation to be made within sixty (60) days after the Closing.

     20. The obligations of Purchaser under the Contract are subject to the receipt by Purchaser of one original of the document set forth in Exhibit Q attached hereto and made a part hereof.

     21. The obligations of Purchaser under the Contract are subject to the receipt by Purchaser of one original of the document set forth in Exhibit R attached hereto and made a part hereof, which document shall be evidence that the conditions set forth in Subsections 6(f) and (g) have been satisfied.

     22. Subsection 3(c) of the Contract is hereby revised so Purchaser is not obligated to pay the $500,000.00 of additional Earnest Money described therein until the earlier of (i) Closing, or (ii) 5:00 PM Eastern Time, Wednesday, December 20, 2000.

     Each capitalized term used herein and not defined shall have the definition ascribed to such term in the Contract. Except to the extent expressly modified herein, the Contract is hereby ratified and confirmed and in full force and effect and is binding upon the parties hereto. This First Amendment may be executed by facsimile transmission and in any number of counterparts all of which taken together shall constitute one agreement. All conflicts between the Contract and this First Amendment shall be resolved in favor of this First Amendment.


                           [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

SELLER:

CARDINAL PARAGON, INC.,
a Texas corporation

By:   /s/ Gil J. Besing
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        Gil J. Besing, Vice President


PURCHASER:

WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: WELLS REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust, its general partner

     By:  /s/ Douglas P. Williams
          -----------------------------
     Printed Name:  Douglas P. Williams
     Title:  Executive Vice President

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